Exhibit 99.1
News Release

FOR IMMEDIATE RELEASE
January 21, 2016

Seventy Seven Energy Inc. Announces
Receipt of Notice from NYSE Regarding Non-Compliance with
Continued Listing Standard

OKLAHOMA CITY, January 21, 2016 - Seventy Seven Energy Inc. (NYSE: SSE) announced today that it has received notice from the New York Stock Exchange (“NYSE”) of non-compliance with the NYSE continued listing standard that requires the average closing price of the Company’s common stock to be not less than $1.00 per share over a period of 30 consecutive trading days.

The Company has notified the NYSE of its intent to cure the deficiency and return to compliance with the NYSE’s continued listing requirements. The Company can regain compliance if, during the six-month period following receipt of the NYSE notice, the Company’s common stock has a closing share price and a 30-trading-day average closing share price on the NYSE of at least $1.00 on the last trading day of any calendar month or on the last day of the cure period.

Subject to the Company’s compliance with other continued listing requirements, the Company’s common stock will continue to be traded on the NYSE during the cure period.

The NYSE notification does not affect the Company’s business operations or its U.S. Securities and Exchange Commission reporting requirements and does not cause an event of default under any of the Company’s debt agreements.

About Seventy Seven Energy Inc.
Headquartered in Oklahoma City, SSE provides a wide range of wellsite services and equipment to U.S. land-based exploration and production customers. SSE’s services include drilling, hydraulic fracturing and oilfield rentals and its operations are geographically diversified across many of the most active oil and natural gas plays in the onshore U.S., including the Anadarko and Permian basins and the Eagle Ford, Haynesville, Marcellus, Niobrara and Utica shales. For additional information about SSE, please visit our website at www.77nrg.com, where we routinely post announcements, updates, events, investor information and presentations and recent news releases.

This news release contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “intends,” “plans,” “will” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking

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CONTACT Bob Jarvis 405-608-7730 IR@77nrg.com                            SEVENTY SEVEN ENERGY INC.
777 NW 63rd St.
Oklahoma City, OK 73116

statements are subject to significant risks and uncertainties, many of which are beyond our control, which may cause actual results to differ materially. For additional information regarding known material factors that could cause our actual results to differ , please see our filings with the U.S. Securities and Exchange Commission (“SEC”), including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q, and our 2014 Annual Report on Form 10-K filed with the SEC on March 2, 2015. Readers are cautioned not to place undue reliance on any forward-looking statement which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such statement is made, whether as a result of new information, future events or otherwise, except as required by applicable law.